UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2016 (April 15, 2016)

Arch Coal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

As previously disclosed, Arch Coal, Inc. (“Arch” or the “Company”) and certain of Arch’s wholly owned domestic subsidiaries (together with Arch, the “Debtors”) entered into a Restructuring Support Agreement with the term lenders under the Company’s pre-petition credit agreement (the “Consenting Lenders”), dated as of January 10, 2016 (as amended on February 25, 2016 and March 28, 2016, the “Restructuring Support Agreement”).

Pursuant to the Restructuring Support Agreement, Arch provided certain non-public information to certain of the Consenting Lenders (the “Disclosure Information”).  The Disclosure Information is included in Exhibit 99.1 hereto. Arch is making the disclosures herein in accordance with the terms of the Restructuring Support Agreement and Regulation FD.

The financial projections or forecasts included in the Disclosure Information (the “projections”) were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present Arch’s financial condition in accordance with accounting principles generally accepted in the United States. Arch’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections should not be regarded as an indication that Arch or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither Arch nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of Arch’s Chapter 11 process or its future performance compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Report and the Exhibits hereto contain “forward-looking statements” — that is, statements related to future, not past, events.  In this context, forward-looking statements often address Arch’s expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.”  Forward-looking statements by their nature address matters that are, to different degrees, uncertain.

For Arch, particular uncertainties arise from the risks and uncertainties relating to changes in the demand for Arch’s coal by the domestic electric generation industry; legislation and regulations relating to the Clean Air Act and other environmental initiatives; operational, geological, permit, labor and weather-related factors; fluctuations in the amount of cash Arch generates from operations; potential demands for additional collateral for self-bonding; future integration of acquired businesses; numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature; the ability of Arch to continue as a going concern, to meet financial obligations during the Chapter 11 process and to maintain contracts that are critical to Arch’s operations; the ability of Arch and the Consenting Lenders to develop and consummate one or more plans of reorganization with respect to the Chapter 11 process, including with respect to claims of senior noteholders, trade creditors and equity holders, among others, thereunder; the Court’s rulings in the Chapter 11 case and the outcome of the Chapter 11 process in general; the length of time the Consenting Lenders will operate under the Chapter 11 case; risks associated with third party motions in the Chapter 11 case, which may interfere with the Consenting Lenders’ ability to develop and consummate one or more plans of reorganization once such plans are developed; the effect of the Chapter 11 filings on Arch’s relationships with third parties, regulatory authorities and employees; the potential adverse effects of the Chapter 11 process on Arch’s liquidity, results of operations, or business prospects, Arch’s ability to execute its business and restructuring plan; increased administrative and legal costs related to the Chapter 11 process and other litigation and the inherent risks involved in a bankruptcy process; the sufficiency of the liquidity purported to be made available by Arch’s third party loans and receivables financing approved in connection with the Chapter 11 process; and the additional risks and uncertainties that are described in Arch’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other reports filed from time to time by Arch with the SEC.

These uncertainties may cause Arch’s actual future results to be materially different than those expressed in its forward-looking statements.  Arch does not undertake to update its forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.  For a description of additional risks and uncertainties that may affect Arch’s future results, you should see the risk factors described from time to time in the reports Arch files with the Securities and Exchange Commission.

Arch cautions that the trading in its securities during the pendency of Chapter 11 proceedings is highly speculative and poses substantial risks. Arch’s amended and restated Restructuring Support Agreement provides that, upon the Company’s emergence from Chapter 11, Arch’s existing stock will be cancelled and the senior lenders will receive the substantial majority of the new stock in the reorganized Arch. If a plan of reorganization is approved in the Chapter 11 Cases, it is likely that Arch’s existing common stock will be extinguished, and existing equity holders will likely not receive consideration in respect of their existing equity interests.  Accordingly, Arch’s future performance and financial results may differ materially and/or adversely from those expressed or implied in any forward-looking statements made by Arch in this Report.

Item 9.01                                           Financial Statements and Exhibits.

(d)

Exhibits

The following exhibits are attached hereto and filed herewith

Exhibit No.	Description
99.1	Disclosure Information provided in connection with discussions with Consenting Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arch Coal, Inc.
Date: April 15, 2016

	By:	/s/ Robert G. Jones
Name: Robert G. Jones
Title: Senior Vice President — Law, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Disclosure Information provided in connection with discussions with Consenting Lenders.